Kirkland’s, Inc. and Beyond, Inc. Strengthen Strategic Partnership with Clear Vision for Future; Closes $5.2 Million Expansion of Credit Agreement

NASHVILLE, Tenn. (May 12, 2025) — Kirkland’s, Inc. (Nasdaq: KIRK) (“Kirkland’s” or the “Company”), a specialty retailer of home décor and furnishings, today announced the closing of a $5.2 million expansion of the existing credit agreement with Beyond, Inc. (“Beyond”). The upsized facility strengthens Kirkland’s financial position, providing flexibility for general working capital purposes and support for the Company’s updated store conversion strategy.

Amy Sullivan, President and CEO of Kirkland’s, “We’re grateful for Beyond’s ongoing partnership as we continue to reshape our business. This additional capital, along with supporting our operational needs, enables us to accelerate store conversion plans as we prioritize the rollout of Bed Bath & Beyond Home stores as well as Overstock stores, and continue plans for opening buybuy BABY and Bed Bath & Beyond True Blue stores. We see a tremendous opportunity to leverage the power of these brand names which we believe will drive more consistent traffic, improve inventory turns and ultimately raise the productivity of our store base. In addition, Bed Bath & Beyond Home not only allows us to maximize our current Kirkland’s Home branded décor and furnishings, but it gives us permission to expand into legacy Bed Bath & Beyond brand categories such as textiles and tabletop to offer décor for every budget and every corner of your home. We look forward to the opportunities ahead that we believe will better position the business for long-term success and deliver value to all stakeholders.”

In addition to the expanded credit facility, the companies have entered into a purchase agreement providing for the future sale of the Company’s intellectual property to Beyond, subject to senior lender approvals.

Ms. Sullivan concluded, “We, alongside our partners at Beyond, believe in the value of all our brands and intend to leverage our expanded collaboration to not only build a brick & mortar presence for Beyond’s current portfolio but also further monetize the Kirkland’s Home brand through expanded distribution channels.”

In connection with the credit facility expansion noted above, the Company and Beyond have agreed to certain amendments and modifications to existing transaction and collaboration agreements previously entered into between the companies, including:

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Expanding the scope of licensed brands to include an exclusive license to develop and operate Bed Bath & Beyond Home and buybuy BABY stores within the neighborhood format retail footprint.
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Enhanced collaborative efforts to maximize synergies, reduce costs and improve efficiencies to drive improved operating results.
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Modified collaboration fee from 0.25% of all revenues to 0.50% of brick-and-mortar retail revenues only to capture expanded branding opportunity while eliminating the 3.0% licensed brand royalty.
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Amendments to the Company’s existing credit agreement with Beyond to allow Beyond the right to convert outstanding debt owed to Beyond thereunder into shares of Kirkland’s common stock at a price determined at the time of such conversion election, but subject to Nasdaq shareholder approval rules, if applicable.
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Amendments to Beyond stockholder agreements to provide Beyond the right to add a third director nominee to the Company’s Board of Directors in the event that Beyond owns more than 50% of the outstanding capital stock of the Company, and to remove standstill, voting and transfer restrictions.

In connection with the financing, Kirkland’s has also received a waiver from both its lenders, Bank of America, N.A. and Beyond as expected per the recent Form 8-K filing on May 1, 2025. The Company’s senior credit agreement with Bank of America, N.A. was also amended to permit Beyond to acquire up to 65% of the outstanding capital stock of the Company.

The forgoing description of these documents and transactions is qualified in its entirety to terms and conditions of such agreements, which will be further described and filed with the SEC on a Form 8-K.

About Kirkland’s, Inc.

Kirkland’s, Inc. is a specialty retailer of home décor and furnishings in the United States, currently operating 314 stores in 35 states as well as an e-commerce website, www.kirklands.com, under the Kirkland’s Home brand. The Company provides its customers an engaging shopping experience characterized by a curated, affordable selection of home décor and furnishings along with inspirational design ideas. This combination of quality and stylish merchandise, value pricing and a stimulating in-store and online environment provides the Company’s customers with a unique brand experience. More information can be found at www.kirklands.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “aim,” “believe,” “can,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “forecast,” “plan,” “possible,” “intend,” “target,” or the negative of these words or other similar expressions that concern the Company’s expectations, strategy, priorities, plans, or intentions. Such forward-looking statements involve known and unknown risks and uncertainties, many of which are outside of the Company’s control, which may cause the Company's actual results to differ materially from forecasted results. Forward-looking statements in this communication include, but are not limited to, the effect of the transactions entered into with Beyond (the “Transactions”) on the Company’s business relationships, operating results and business generally; unexpected costs, charges or expenses resulting from the Transactions; potential litigation relating to the Transactions that could be instituted against Beyond, the Company or their affiliates’ respective directors, managers or officers, including the effects of any outcomes related thereto; continued availability of capital and financing; the ability to obtain the various synergies envisioned between the Company and Beyond; the ability of the Company to successfully open new stores or re-brand existing Kirkland’s Home stores under a Bed Bath & Beyond or other licensed brand; the ability of the Company to successfully market its products to the new customers and expand through new e-commerce platforms and to implement its plans, forecasts and other expectations with respect to its business after the completion of the Transactions and realize additional opportunities for growth and innovation; risks associated with the Company's liquidity including cash flows from operations and the amount of borrowings under the secured revolving credit facility; the fact that, notwithstanding our receipt of waivers under our credit agreements, our independent registered public accounting firm’s report for the year ended February 1, 2025 is qualified as to our ability to continue as a going concern; the Company’s ability to successfully implement cost savings and other strategic initiatives intended to improve operating results and liquidity positions; the Company’s actual and anticipated progress towards its short-term and long-term objectives including its multi-brand and omni-channel strategy; the risk that natural disasters, pandemic outbreaks, global political events, war and terrorism could impact the Company’s revenues, inventory and supply chain; the continuing consumer impact of inflation and countermeasures, including high interest rates, the effectiveness of the Company’s marketing campaigns; risks related to changes in U.S. policy related to imported merchandise, particularly with regard to the impact of tariffs on goods imported from China and strategies undertaken to mitigate such impact; the Company’s ability to retain its senior management team; volatility in the price of the Company’s common stock; the competitive environment in the home décor industry in general and in the Company’s specific market areas; inflation, fluctuations in cost and availability of inventory, increased transportation costs and potential interruptions in supply chain, distribution systems and delivery network, including the Company’s e-commerce systems and channels; the ability to control employment and other operating costs, availability of suitable retail locations and other growth opportunities; disruptions in information technology systems including the potential for security breaches of the Company’s information, or our customers’ information, seasonal fluctuations in consumer spending, and economic conditions in general and other risks detailed in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K filed with the SEC on May 2, 2025 and subsequent filings. All information provided in this communication is as of the date hereof, and the Company undertakes no duty to update this information unless required by law. Any changes in assumptions or factors on which such statements are based could produce materially different results. These forward-looking statements should not be relied upon as representing the Company’s assessment as of any date subsequent to the date of this communication.